INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 9, 2020 TO THE PROSPECTUSES

DATED DECEMBER 20, 2019,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P SmallCap Quality ETF (XSHQ)

Invesco S&P SmallCap Quality ETF (the “Fund”) has changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in the Prospectuses with regard to the Fund being “non-diversified” are hereby deleted in their entirety, effective immediately.

Please Retain This Supplement For Future Reference.

P-TRST2-PRO-EQI-SUP-3 040920

INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 9, 2020 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 20, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P SmallCap Quality ETF (XSHQ)

Invesco S&P SmallCap Quality ETF (the “Fund”) has changed its classification from “non-diversified” to “diversified”. The disclosure in the Statement of Additional Information is updated, effective immediately, as follows:

The first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify the Fund as diversified.

In addition and accordingly, the Fund is now subject to the following investment restrictions:

The Fund, as a fundamental policy, may not:

(1)

As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)	As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

Please Retain This Supplement For Future Reference.

P-PS-TRUSTII-XSHQ-SAI -SUP 040920